EXHIBIT 10.2

SECURED LINE OF CREDIT AGREEMENT

            THIS SECURED LINE OF CREDIT AGREEMENT, dated as of August 28, 2008 (this “Agreement”), between Ecosphere Technologies, Inc., a Delaware corporation (the “Company” or the “Debtor”),  and the holders of the Company’s 10% Secured Convertible Notes in an amount up to $1,500,000 (collectively, the “Notes”) who are parties signatory hereto, their endorsees, transferees and assigns (collectively, the “Holders”), and Matthew J. Moran, as secured party collateral agent (the “Agent”) for the Holders.

            WHEREAS, the Holders have severally agreed to lend money to the Company to be evidenced by the Notes;

            WHEREAS, in order to induce the Holders to make the loans evidenced by the Notes, the Debtor has agreed to execute and deliver to the Agent as collateral agent on behalf of the Holders, this Agreement and to grant the Agent on behalf of the Holders, a security interest in certain property of the Debtor to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Notes;

            NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1.

Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC shall have the respective meanings given such terms in Article 9 of the UCC.

(a)

“Collateral” means the collateral in which the Agent, for the ratable benefit of the Holders, is granted a security interest by this Agreement which shall consist of the accounts receivable as more fully described in Schedule A (the “Security Interest”).  The Holders are not receiving a security interest in any intellectual property of the Company.

(b)

“Majority in Interest” means, at any time of determination, the majority in interest (based on then-outstanding principal amounts of Notes at the time of such determination) of the Holders.

(c)

“Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter existing, of the Debtor to the Holders under this Agreement, the Notes, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Holders as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the  Debtor from time to time under or in connection with this Agreement, the Notes, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor.

(d)

“Organizational Documents” means with respect to the Debtor, the documents by which it was organized under its certificate of incorporation and its bylaws.

(e)

“UCC” means the Uniform Commercial Code of the State of Florida and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2.

Loans.  On the terms and conditions contained in this Agreement, the Holders shall lend to the Company and the Company shall borrow from the Holders up to $1,500,000 from time-to-time.  The amounts borrowed shall be evidenced by the Notes to be issued to the Holders, a copy of which is annexed as Exhibit A.

3.

Representations and Warranties, of the Company.  The Company represents and warrants to the Holders as of the date of this Agreement as follows:

(a)

The Company has taken all corporate action necessary for the authorization, execution, delivery and performance of all Obligations of the Company under this Agreement and any related documentation and for the authorization, issuance and delivery of the Notes being sold under this Agreement.   This Agreement and the Notes each shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms.

(b)

The Notes being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, will have been duly and validly issued, and will be fully paid and nonassessable, will have been issued in compliance with all applicable state and federal securities laws, and will be free of any restrictions against transfer other than those set forth in this Agreement and applicable securities laws.

(c)

All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority or other person on the part of the Company required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, shall have been obtained on or prior to the closing, except that any notices of sale that may be required to be filed with the Securities and Exchange Commission pursuant to Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”) or any state securities law authority pursuant to applicable blue sky laws may be filed within the applicable periods therefor.

(d)

The Debtor has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule B attached hereto.  Except as disclosed on Schedule B, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(e)

The Debtor is the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interests.  There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Agent for the ratable benefit of the Holders pursuant to this Agreement) covering or affecting any of the Collateral.

(f)

No written claim has been received that any Collateral or Debtor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(g)

The Debtor shall maintain the Collateral at the locations set forth on Schedule B attached hereto and may not relocate such tangible Collateral unless it uses its best efforts to deliver to the Agent promptly following such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Agent on behalf of the Holders a valid, perfected and continuing perfected first priority lien in the Collateral.

(h)

This Agreement creates in favor of the Agent a valid Security Interest in the Collateral, which Security Interest is held by the Agent for the ratable benefit of the Holders, securing the payment and performance of the Obligations.  Upon making the filings described in the immediately following subsection, all Security Interests created hereunder in any Collateral which may be perfected by filing UCC financing statements shall have been duly perfected.  Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Agent on behalf of Holders.

 (i)

The Debtor hereby authorizes the Agent to file one or more financing statements under the UCC, with respect to the Security Interests, with the proper filing and recording agencies in any jurisdiction deemed proper by it.

 (j)

The execution, delivery and performance of this Agreement by the Debtor  does not (i) violate any of the provisions of any Organizational Documents of the Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Debtor’s debt or otherwise) or other understanding to which the Debtor is a party or by which any property or asset of the Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of the Debtor) necessary for the Debtor to enter into and perform its obligations hereunder have been obtained.

(k)

The Debtor shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Agent for the ratable benefit of the Holders, until this Agreement and the Security Interest hereunder shall be terminated upon payment in full of the Notes.  The Debtor hereby agrees to defend the same against the claims of any and all persons and entities. The Debtor shall safeguard and protect all Collateral for the account of the Agent for benefit of the Holders.  At the request of the Agent, the Debtor will sign and deliver to the Agent on behalf of the Holders at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Agent to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interests hereunder, and the Debtor shall obtain and furnish to the Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interests hereunder.

(l)

Except as provided in this Agreement, the Debtor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by the Debtor in the ordinary course of its business and sales of inventory by the Debtor in its ordinary course of business) without the prior written consent of Agent. Provided, however, the Debtor may sell any portion of the Collateral with at least 10 days’ prior notice to the Agent, and each Holder, with the proceeds (up to the amount of the principal balance of the Notes then outstanding together with accrued interest for a period of 90 days) shall be placed in escrow with the attorneys for the Debtor and utilized to prepay the Notes in accordance with its terms.

(m)

The Debtor shall keep and preserve the equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(n)

The Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof.  The Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Agent, that (a) the Agent will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Agent and such cancellation or change shall not be effective as to the Agent for at least 30 days after receipt by the Agent of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within 30 days of notice from the insurer of such default.

 (o)

The Debtor shall promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Agent’s Security Interest in the Collateral.

(p)

The Debtor shall permit the Agent and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Agent from time to time.

 (q)

The Debtor will from time to time, at the expense of the Debtor, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder on behalf of the Holders and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

4.

Representations and Warranties of the Holders.

(a)

Each Holder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the purchase of the Notes set forth on the signature page.  This Agreement, when executed and delivered by each Holder, will constitute a valid and legally binding obligation of such Holder, enforceable against him, her or it in accordance with its terms.

(b)

Each Holder is acquiring the Note to be purchased by such Holder for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, such Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.  Each Holder understands that the common stock issuable upon conversion of the Note in accordance with its respective terms may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Note and the common stock or an available exemption from registration under the Securities Act, the securities comprising the Note must be held indefinitely.

(c)

Each Holder understands that any shares of common stock issuable upon conversion of the Note, are not registered under the Securities Act in reliance on an exemption from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 thereunder for the sale contemplated by this Agreement and the issuance of any shares of common stock issuable upon conversion of the Note will bear a restrictive legend.

(d)

Each Holder acknowledges that the purchase of the Note and any shares of common stock issuable upon conversion of the Note, entails a high degree of risk, including the risk factors contained in filings by the Company with the Securities and Exchange Commission including its annual report on Form 10-KSB for the year ended December 31, 2007 and in other publicly available information.  These risks include, without limitation, the inability of the Company to achieve its business plan objectives, including the successful commercialization of its Ozonix™ process and the risk of a failure to pay in full the principal and interest of the Note in accordance with their terms.

(e)

Each Holder represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this Agreement and the reasons for this offering, the business prospects of the Company, the risks attendant to the

Company’s business, and the risks relating to an investment in the Company, including the terms and conditions of the Note further acknowledges that he has had an opportunity to obtain additional information (to the extent the Company possesses such information and could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Holder or to which such Holder had access. The Company will put such information in writing if requested by the Holder. Each Holder acknowledges the receipt (without exhibits) of the Company’s annual report on Form 10-KSB with respect to the year ended December 31, 2007, the current reports on Form 8-K (as well as any other reports) filed prior to the time the Holder submits his subscription.  These reports will be made available to the Holder upon written request by any Holder. Each Holder is relying solely upon these reports, other public information distributed by the Company and other written information prepared by the Company. Each Holder also acknowledges that the Company may pay a finder’s fee in connection with his investment; provided, however, that any such finder’s fee shall be the sole responsibility of the Company.

(f)

Each Holder represents that he is an “accredited holder” within the meaning of the applicable rules and regulations promulgated under the Securities Act or is otherwise experienced in evaluating and investing in private placement transactions of securities in similar circumstances and acknowledges that he:

•

can bear the economic risk of such Holder’s investment;

•

has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of the investment in the securities comprising the Note.

Further, the Holder:

•

has adequate means of providing for his, her or its current financial needs and contingencies,

•

is able to bear the substantial economic risks of an investment in the securities comprising the Note for an indefinite period of time,

•

has no need for liquidity in such investment,

•

has made commitments to investments that are not readily marketable which are reasonable in relation to the Holder’s net worth, and

•

can afford a complete loss of such investment.

(g)

Each Holder acknowledges that he, she or it is purchasing the securities for an indefinite period of time, has no need for liquidity in such investment, has made commitments to investments that are not readily marketable which are reasonable in relation to the undersigned’s net worth and can afford a complete loss of such investment.

(h)

Each Holder has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the offering of the securities comprising the Notes to evaluate the merits and risks of an investment in the securities comprising the Notes and to make an informed investment decision with respect thereto.

(i)

Each Holder is not relying on the Company with respect to the tax and other economic considerations of an investment in the securities comprising the Notes, and such Holder has relied on the advice of, or has consulted with, only the Holder’s own advisors.

(j)

Each Holder is not subscribing for the securities comprising the Notes as a result of or subsequent to any advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(k)

The information contained in this Agreement including Schedule C, is true and correct including any information which each Holder has furnished and will furnish to the Company with respect to such Holder’s financial position, business experience and residence, is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to the Company’s acceptance of this Agreement and the depositing of the payments described above, each Holder will furnish such revised or corrected information to the Company.  The representations, warranties and agreements of the Holder contained herein shall survive the execution and delivery of this Agreement and the purchase of the Notes.

(l)

Each Holder acknowledges that he has received notice of his possible right under applicable Florida law to rescind the purchase of the securities comprising the Notes within three business days following the payment of the purchase price as set forth in Section 21 hereof.

5.

Each Holders’ Representations and Warranties Concerning Suitability of Accredited Investor, Etc.   Attached as Schedule C is a Suitability Questionnaire which shall be submitted by the Holders to the Company in addition to the signature page of this Agreement.

6.

Indemnification by the Holders.  Each Holder agrees to indemnify and hold the Company and its agents, representatives and employees harmless from and against all liability, damage, loss, cost and expense (including reasonable attorneys’ fees) which they may incur by reason of the failure of such Holder to fulfill any of the material terms or conditions of this Agreement, or by reason of any material inaccuracy or omission in the information furnished by such Holder herein or any material breach of the representations and warranties made by such Holder on Schedule C.

7.

Grant of Security Interest in Collateral. As an inducement for the Holders to extend the loans as evidenced by the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Agent for the ratable benefit of the Holders a security interest in and to, a lien upon and a right of set-off against all of the Debtor’s right, title and interest of whatsoever kind and nature in and to, the Collateral.

8.

Defaults. The following events shall be “Events of Default”:

(a)   The failure to pay principal or any interest under any of the Notes when due;

(b)   Any representation or warranty of the Debtor in this Agreement shall prove to have been incorrect in any material respect when made;

(c)   The failure by the Debtor or to observe or perform any of its obligations hereunder for 10 business days after delivery to the Debtor of notice of such failure by Agent; or

(d)

Any Event of Default under the Notes.

9.

Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Agent on behalf of the Holders and shall forthwith endorse and transfer any such sums or instruments, or both, to the Agent which shall hold and distribute the same to the Holders, pro-rata in proportion to the respective then-currently outstanding principal amount of Notes for application to the satisfaction of the Obligations.

10.

Rights and Remedies Upon Default.

(a)

Upon the occurrence and during the continuation of any Event of Default, the Agent, upon written request of the Majority in Interest, shall have the right to exercise all of the remedies conferred hereunder and under the Notes on behalf of Agent for the ratable benefit of the Holders.  In such event, the Holders, acting exclusively through the Agent, shall have all the rights and remedies of a secured party under the UCC.  Without limitation, the Agent, for the ratable benefit of the Holders, shall have the following rights and powers:

(i)   The Agent shall have the right (but not the obligation) to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtor shall assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Debtor’s premises or elsewhere, and make available to the Agent, without rent, all of the Debtor’s premises and facilities for the purpose of the Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii)

Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof.

(iii)   The Agent shall have the right (but not the obligation) to operate the business of the Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtor or right of redemption of the Debtor, which is hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Agent, for the benefit of the Holders, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtor, which is hereby waived and released.

(b)

The Agent shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.  The Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties.  If the Agent sells any of the Collateral on credit, the Debtor will only be credited with payments actually made by the purchaser.  In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent’s rights and remedies hereunder, including, without limitation, their rights following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c)

Agent Appointed Attorney-in-Fact.  Company hereby irrevocably appoints Agent Company's attorney-in-fact, with full authority in the place and stead of Company and in the name of Company, Agent or otherwise, from time to time after an Event of Default shall have occurred, in Agent's discretion, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement.

(d)

Debtor shall be obligated to assist the Holders in the liquidation of the Collateral upon an Event of Default.

11.

Costs and Expenses. The Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Agent.  The Debtor will also, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent, for the benefit of the Holders, may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Holders under the Notes. Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate.

12.

Term of Agreement. This Agreement and the Security Interests shall terminate on the date on which all payments under the Notes have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

13.

Appointment of Agent.

(a)

The Holders hereby appoint Matthew J. Moran to act as their Agent for purposes of exercising any and all rights and remedies of the Holders hereunder. Such appointment shall continue until revoked in writing by a Majority in Interest, at which time a Majority in Interest shall appoint a new Agent which shall be effected only in accordance with Section 13(b).  The Agent shall have the rights, responsibilities and immunities set forth in Schedule D hereto.  The Debtor shall be entitled to deal with the Agent on behalf of the Holders on all matters and all actions taken by the Agent shall be deemed conclusively to be approved by and binding upon all of the Holders until receipt of written notice of an appointment of a new Agent in accordance with Section 13(b) or resignation and replacement in accordance with Schedule D.

(b)

In the event that the Holders wish to appoint a new Agent, such appointment shall not be effective unless (i) the Holders submit written notice to the Debtor executed by a Majority in Interest, certifying that the Majority in Interest has, at a meeting or by written consent, relieved the previous Agent and appointed a new collateral agent  as Agent in accordance with the provisions of Schedule D, and further certifying that all non consenting Holders have received notice of the change in Agent and that the previous agent is no longer acting in such capacity, and (ii) the newly appointed Agent as collateral agent shall execute an agreement being to be bound by the terms of this Agreement and to act as Agent for the Holders.  Receipt of such notice shall be deemed binding upon all of the non executing Holders.

14.

Severability.

If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other.  The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

15.

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

16.

Benefit.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

17.

Notices and Addresses.

All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted next business day delivery, or by facsimile delivery followed by overnight next business day delivery as follows:

The Company:

Ecosphere Technologies, Inc.

501 Madison Avenue

Suite 201

New York, N.Y. 10022

Attention:  Mr. Patrick Haskell

Facsimile:  (772) 781-4778

The Agent:

Matthew J. Moran

163 High Farms Road

Glen Head, NY 11545

Facsimile: (212) 341-9147

or to such other address as any of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the date of delivery.

18.

Attorneys’ Fees.

In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

19.

Oral Evidence.

This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

20.

Governing Law.

This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

21.

Florida Blue Sky Legend.

 FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.  ALL SALES IN THIS OFFERING ARE SALES IN FLORIDA.  PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.  NOTICE SHOULD BE GIVEN TO THE COMPANY TO THE ATTENTION OF PATRICK HASKELL AT THE ADDRESS SET FORTH IN SECTION 17 OF THIS AGREEMENT.

22.

Section or Paragraph Headings.

Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

[Signature Pages Attached]

IN WITNESS WHEREOF, the parties hereto have caused this Secured Line of Credit Agreement to be duly executed on the day and year first above written.

WITNESSES:

ECOSPHERE TECHNOLOGIES, INC.

___________________________

By: ___________________________________

       Patrick Haskell

       Chairman and Co-Chief Executive Officer

____________________________

Matthew J. Moran, as Collateral Agent

___________________________________

    Matthew J. Moran

___________________________________

(Signatures of Holders)

PRINT NAME:

AMOUNT OF INVESTMENT $_________

ENTITY NAME (IF APPLICABLE):

___________________________________

TITLE OF SIGNER (IF APPLICABLE):

___________________________________

TAXPAYER IDENTIFICATION OR
SOCIAL SECURITY NO.:_____________

RESIDENCE OR BUSINESS ADDRESS:

___________________________________

Street

___________________________________

City

State

Zip

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EXHIBIT A

Form of Secured Convertible Note

THE SHARES ISSUABLE UPON CONVERSION OF THIS SECURED CONVERTIBLE NOTE AND THE SECURED CONVERTIBLE NOTE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS AS MAY BE APPLICABLE OR, AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH APPLICABLE LAWS EXIST.

SECURED CONVERTIBLE NOTE

$____________	September __, 2008

FOR VALUE RECEIVED, Ecosphere Technologies, Inc., a Delaware corporation, (the “Company”) hereby promises to pay to the order of ____________________ (the “Holder”), at _______________________, or at such other office as the Holder designates in writing to the Company, the principal sum of ___________________ and No/100 Dollars ($_____________), which amount includes interest, on the one year anniversary of this Note (the “Maturity Date”), unless this Note is converted into Common Stock (as hereinafter defined) of the Company pursuant to Section 1 hereof.,  While in default, this Note shall bear interest at the rate of 12% per annual or such maximum rate of interest allowable under the laws of the State of Florida. Payments shall be made in lawful money of the United States. This Note is secured by the obligations under that certain Secured Line of Credit Agreement dated August 28, 2008 (the “Agreement”).  Capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

1.

Conversion to Common Stock.

(a)

Optional By the Holder.  The Holder shall have the right to convert this Note into shares of Common Stock of the Company (“Common Stock”) at the rate of $0.36 per share as adjusted (the “Conversion Price”) at any time, subject to prior prepayment.

(b)

Optional By the Company.  If the 10 Trading Day volume weighted average price, as determined by Bloomberg L.P. (or similar service if that company ceases to provide the information), of the Company’s Common Stock is at least twice the Conversion Price, the Company on 10 calendar days’ written notice to the Holder may automatically convert the Note into Common

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Stock of the Company at the Conversion Price.  As used in this Note, the phrase “Trading Day” means 10 consecutive days when the Nasdaq Stock Market (or any successor) is open for business (with days when it is not open excluded from the calculation).

2.

Anti-Dilution Protection.

(a)

In the event, prior to the payment of this Note, the Company shall issue any of its shares of Common Stock as a stock dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the shares obtainable pursuant to conversion of this Note shall be increased proportionately; and, conversely, in the event that the Company shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such event, the number of shares of Common Stock obtainable pursuant to the conversion of this Note shall be decreased  proportionately.  Any dividend paid or distributed upon the Common Stock in shares of any other class of capital stock of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that the shares of Common Stock are issuable upon the conversion of the Note.  In the event that the Company shall pay a dividend consisting of the securities of any other entity or in cash or other property, upon conversion of this Note, the Holder shall receive the securities, cash, or property which the Holder would have been entitled to if the Holder had converted this Note immediately prior to the record date of such dividend.

(b)

In the event, prior to the payment of this Note, the Company shall be recapitalized by reclassifying its outstanding Common Stock (other than into shares of Common Stock with a different par value, or by changing its outstanding shares of Common Stock to shares without par value), or in the event the Company or a successor corporation, partnership, limited liability company or other entity (any of which is defined as a “Corporation”) shall consolidate or merge with or convey all or substantially all of its, or of any successor Corporation’s property and assets to any other Corporation or Corporations (any such other Corporation being included within the meaning of the term “successor Corporation” used in the context of any consolidation or merger of any other Corporation with, or the sale of all or substantially all of the property of any such other Corporation to, another Corporation or Corporations), or in the event of any other material change in the capital structure of the Company or of any successor Corporation by reason of any reclassification, reorganization, recapitalization, consolidation, merger, conveyance or otherwise, then, as a condition of any such reclassification, reorganization, recapitalization, consolidation, merger or conveyance, a prompt, proportionate, equitable, lawful and adequate provision shall be made whereby the Holder of this Note shall thereafter have the right to purchase, upon the basis and the terms and conditions specified in this Note, in lieu of the securities of the Company theretofore purchasable upon the conversion of this Note, such shares, securities or assets as may be issued or payable with respect to or in exchange for the number of securities of the Company theretofore obtainable upon conversion of this Note as provided above had such reclassification, reorganization, recapitalization, consolidation, merger or conveyance not taken place; and in any such event, the rights of the Holder of this Note to any adjustment in the number of shares of Common Stock obtainable upon conversion of this Note, as provided, shall continue and be preserved in respect of

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any shares, securities or assets which the Holder becomes entitled to obtain.  Notwithstanding anything herein to the contrary, this Section 2 shall not apply to a merger with a subsidiary provided the Company is the continuing Corporation and provided further such merger does not result in any reclassification, capital reorganization or other change of the securities issuable under this Note.  The foregoing provisions of this Section 2(b) shall apply to successive reclassification, capital reorganizations and changes of securities and to successive consolidation, mergers, sales or conveyances.

(c)

In the event the Company, at any time while this Note shall remain outstanding, shall sell all or substantially all of its assets, or dissolves, liquidates, or winds up its affairs, prompt, proportionate, equitable, lawful and adequate provision shall be made as part of the terms of any such sale, dissolution, liquidation, or winding up such that the Holder of this Note may thereafter receive, upon exercise hereof, in lieu of the securities of the Company which it would have been entitled to receive, the same kind and amount of any shares, securities or assets as may be issuable, distributable or payable  upon any such sale, dissolution, liquidation or winding up with respect to each common share of the Company; provided, however, that in the event of any such sale, dissolution, liquidation or winding up, the right to convert this Note shall terminate on a date fixed by the Company, such date so fixed to be not earlier than 6:00 p.m., New York time, on the 30th day after the date on which notice of such termination of the right to convert this Note has been given by mail to the Holder of this Note at such Holder’s address as it appears on the books of the Company.

3.

Event of Default.  In the event the Company shall commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts; or a court shall enter an order for relief or any such adjudication or appointment, which case, proceeding or action or order, adjudication, or appointment, as the case may be, remains undismissed, undischarged or unbonded for a period of 30 days, then, or any time thereafter during the continuance of any of such events, the entire unpaid balance of this Note then outstanding, together with accrued interest thereon, if any, shall be and become immediately due and payable upon written notice from  by the Holder.

4.

Prepayment.

(a)

If at any time while this Note remains outstanding the Company sells the Collateral, then within 90 days of such sale, the Company must offer to use the proceeds of such sale to prepay the Holder the amount of principal outstanding plus any accrued interest on a pro-rata basis with the other holders of Notes under the Agreement. The Company acknowledges that the proceeds from the sale of the Collateral shall be held in trust for the benefit of the Holders.  Each Holder must affirmatively accept such offer or it shall be deemed rejected.  Furthermore, the Holder may reject such offer and chose to exercise his conversion rights pursuant to Section 1.

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(b)

The Note may be prepaid in whole or in part at any time for cash on 10 calendar days’ prior written notice, subject to the right of holder of the Note to convert into shares of Common Stock of the Company prior to any prepayment.

5.

Mechanics of Conversion.  To convert the Note into Common Stock on any date (a “Conversion Date”), the Holder shall (i) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company, and (ii) surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction).  On or before the second (2nd) business day following the date of receipt of a Conversion Notice, the Company shall confirm that it has issued to the Holder the number of shares of Common Stock to which the Holder shall be entitled, and shall return to the Holder a new Note with respect to the portion of the original Note which was not converted.  The person or persons entitled to receive the Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such Common Stock on the Conversion Date.

6.

Miscellaneous.

(a)

All makers and endorsers now or hereafter becoming parties hereto jointly and severally waive demand, presentment, notice of non-payment and protest.

(b)

This Note may not be changed or terminated orally, but only with an agreement in writing, signed by the parties against whom enforcement of any waiver, change, modification, or discharge is sought with such agreement being effective and binding only upon attachment hereto.

(c)

This Note and the rights and obligations of the Holder and of the undersigned shall be governed and construed in accordance with the laws of the State of Florida.

IN WITNESS WHEREOF, the Company has caused this Note to be executed as of the date aforesaid.

By:  _________________________________

Patrick Haskell

Chairman and Co-Chief Executive Officer

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EXHIBIT I

CONVERSION NOTICE

Reference is made to the Secured Convertible Note (the “Note”) issued to the undersigned by Ecosphere Technologies, Inc., (the “Company”).  In accordance with and pursuant to the Note, the undersigned hereby elects to convert the principal and any accrued interest of the Note to which this notice is attached into Common Stock of the Company, as of the date specified below.

Date of Conversion:
Please confirm the following information:
Conversion Price:
Number of Shares of Common Stock to be issued:
Please issue the Common Stock into which the Note is being converted in the following name and to the following address:
Issue to:

Facsimile Number:
Authorization:
By:
Title:
Dated:
Account Number:
(if electronic book entry transfer)
Transaction Code Number:
(if electronic book entry transfer)

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